              SECOND WAIVER AND MODIFICATION OF CREDIT AGREEMENT

      THIS AGREEMENT is made as of the 30th day of March, 2001, by and between SOUTHTRUST BANK, an Alabama corporation formerly known as SouthTrust Bank, National Association acting as a Lender and as Administrative Agent and Funding Agent (collectively "Agent") pursuant to the Credit Agreement FIRST UNION NATIONAL BANK, a national banking association acting as a Lender, NATIONAL CITY BANK, NATIONAL ASSOCIATION, a national banking association acting as a Lender, SUNTRUST BANK, a Georgia corporation, formerly known as SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association, acting as a Lender, and BARCLAYS BANK, P.L.C., acting as a Lender (collectively the "Lenders"), and TODHUNTER INTERNATIONAL, INC., a Delaware corporation (the "Borrower").

                                   WITNESSETH:

      WHEREAS, Lenders, Agent and Borrower entered into a Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") in connection with which Lenders made available to Borrower a revolving line of credit in the maximum principal amount of FIFTEEN MILLION and no/100s Dollars ($15,000,000.00) (the "Revolving Line of Credit") evidenced by certain Revolving Credit Notes (the "Revolving Notes") and Term Loans in the maximum principal amount of FIFTY SIX MILLION and no/100 Dollars ($56,000,000.00) evidenced by certain Term Notes (collectively with the Revolving Notes the "Notes"), secured and evidenced by the Loan Documents, as defined in the Credit Agreement; and

      WHEREAS, on or about September 29, 2000, Agent, Lenders and Borrower entered into a Waiver and Modification of Credit Agreement; and

      WHEREAS, Lenders, Agent and Borrower have agreed to revise certain additional provisions of the Credit Agreement and for Lenders to waive certain defaults by Borrower under the Credit Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and covenants of this agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lenders, Agent and Borrower agree as follows:

      1. RECITALS/TERMS. All of the recitals set forth above are true and correct and by this reference are made a material part of this Agreement. All capitalized terms used herein which are defined in the Credit Agreement shall have the meaning provided therein when used herein unless the context shall require otherwise.

      2. REAFFIRMATION OF NOTE. Borrower hereby acknowledges that the Notes continue to evidence the Revolving Loans and the Term Loans.

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      3.    INTEREST COVERAGE RATIO.

            Section 10.02 is hereby amended and restated in its entirety as follows:

            SECTION 10.02 INTEREST COVERAGE RATIO. Maintain the ratio of EBITDA to Consolidated Interest Expense determined at the end of each fiscal quarter of Borrower for the four consecutive fiscal quarters then ended at least as follows:

                                          For any fiscal quarter
                    Ratio               ending during the period:
                    -----               -------------------------
                  3.0 to 1.0        From and including the fiscal
                                    quarter ended March 31, 2000 to and
                                    including the fiscal quarter ending
                                    December 31, 2001
                  4.0 to 1.0        From and including the fiscal
                                    quarter ending March 31, 2002 to
                                    and including the fiscal quarter
                                    ending September 30, 2003
                  5.0 to 1.0        At any time after the fiscal
                                    quarter ending September 30, 2003

      4. FIXED CHARGE COVERAGE. SECTION 10.03 FIXED CHARGE COVERAGE. Maintain at all times after December 31, 2000, a Fixed Charge Coverage Ratio of not less than 1.3 to 1.0 which shall be tested at each fiscal quarter end of Borrower for the four consecutive quarters then ended.

      5. FUNDED DEBT. Section 10.04 is hereby amended and restated in its entirety as follows:

            SECTION 10.04. FUNDED DEBT RATIO. Maintain at all times Funded Debt as a percentage of the Funded Debt plus Tangible Net Worth as of the end of each of the four fiscal quarters of Borrower as follows:

                                          For any fiscal quarter
                    Ratio               ending during the period:
                    -----               -------------------------
                  0.65 to 1.0       From and including the fiscal
                                    quarter ended March 31, 2000 to and
                                    including the fiscal quarter ending
                                    June 30, 2001
                  0.60 to 1.0       From and including the fiscal
                                    quarter ending September 30, 2001
                                    to and including the fiscal quarter
                                    ending December 31, 2001
                  0.55 to 1.0       From and including the fiscal
                                    quarter ending March 31, 2002 to
                                    and including the fiscal quarter
                                    ending December 31, 2002

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                  0.50 to 1.0       At any time after the fiscal
                                    quarter ending December 31, 2002

      6. FUNDED DEBT TO EBITDA. Section 10.05 is amended and restated in its entirety as follows:

            SECTION 10.05. FUNDED DEBT TO EBITDA. Maintain a ratio of Funded Debt to EBITDA as of the end of any fiscal quarter of Borrower of not more than the following. Such ratio shall be measured on the basis of the financial results of Borrower for the most recent four
            (4) fiscal quarters of Borrower ending on the dates of measurement.

                                          For any fiscal quarter
                    Ratio               ending during the period:
                    -----               -------------------------
                  3.75 to 1.0       From and including the fiscal
                                    quarter ended March 31, 2000 to and
                                    including the fiscal quarter ending
                                    September 30, 2000.
                  3.50 to 1.0       From and including the fiscal
                                    quarter ending December 31, 2000 to
                                    and including the fiscal quarter
                                    ending September 30, 2001
                  3.0 to 1.0        From and including the fiscal
                                    quarter ending December 31, 2001 to
                                    and including the fiscal quarter
                                    ending March 31, 2002
                  2.50 to 1.0       At any time after the fiscal
                                    quarter ending thereafter.

      7. LIQUIDITY. Section 10.06 is hereby added to the Agreement to read as follows:

      Maintain a minimum Liquidity of Four Million and no/100s Dollars ($4,000,000.00) at all times during the term of this Agreement. "Liquidity" is defined as unencumbered cash or marketable securities owned by Borrower and held in an account with the Agent or with a depository acceptable to the Agent. Written proof of such balance shall be submitted to the Agent within ten (10) days after the end of each fiscal quarter of Borrower.

      8. WAIVERS. Subject to the terms of this Modification, the Lenders hereby agree to waive any Default or Event of Default which may have occurred
(i) as of December 31, 2000, as a result of the non-compliance by the Borrower as of December 31, 2000 with the provisions of Section 10.04 (Funded Debt Ratio) of the Credit Agreement; and (ii) as of December 31, 2000 as a result of the non-compliance by the Borrower with the provisions of Section
10.03 (Fixed Charge Coverage) of the Credit Agreement.

      9. LIMITATION OF WAIVERS. The foregoing waivers are expressly limited to the matters stated herein and shall apply solely to the specific provisions of the Credit Agreement set forth above and, in the case of Sections 10.03 and 10.04 of the Credit Agreement, solely for the date set forth above. The foregoing waivers shall not be deemed or construed as a waiver of

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or consent to (i) the non-compliance by the Borrower with any other covenant, term or condition of the Credit Agreement or any of the Loan Documents, or
(ii) any further non-compliance by the Borrower subsequent to December 31, 2000 with the provisions of Sections 10.03 and 10.04 of the Credit Agreement, as amended herein.

      10. WARRANTS. Borrower hereby warrants and represents to Lenders that, since the date of the Credit Agreement other than violations of the financial covenant contained in Sections 10.03 and 10.04 of the Credit Agreement, Borrower has been and is in compliance with all provisions of the Credit Agreement and all other Loan Documents and that no Default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a Default or Event of Default.

      11. RATIFICATION. Borrower hereby ratifies and confirms each of its obligations and indebtedness under the Credit Agreement and each of the other Loan Documents, as amended hereby, and hereby represents and warrants to the Lenders and the Agent that Borrower neither has nor claims any defenses, counterclaims or offsets to any such obligations or indebtedness.

      12. FEES. The effectiveness of this Modification and the amendments contemplated herein are expressly conditioned upon the payment by the Borrower to the Agent for the prorata benefit of the Lenders an amendment fee equal to $152,500.00 and reimbursement by the Borrower of the Agent and each of the Lenders for all reasonable attorneys' fees and expenses incurred by each of them in connection with this Modification.

      13.   MISCELLANEOUS.

            a. This agreement shall be governed by and construed in accordance with the law of the State of Florida. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. The Credit Agreement shall continue in full force and effect as modified by this Modification. In the event the terms of this Modification conflict with the terms of the Credit Agreement, the terms of this Modification shall control.

            b. This Modification constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understanding, negotiations and discussions, both written and oral, are merged into this Modification. All provisions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect as modified by this Agreement. Without limiting the generality of any of the provisions of this Modification, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Credit Agreement or any of the Loan Documents as amended hereby.

            c. This Modification may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

            d. This Modification shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective heirs, legal representatives, executors, successors and assigns from March 30, 2001 forward.

      14. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, THE BORROWER HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES THE LENDERS AND EACH OF THE LENDERS' RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDERS OR ANY ONE OR MORE OF THE LENDERS' OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS MODIFICATION, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE CREDIT AGREEMENT, AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

      15. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MODIFICATION OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDERS ENTERING INTO THIS MODIFICATION AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWER. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDERS, NOR THE AGENT OR ANY OF THE AGENT'S COUNSEL OR THE LENDERS' COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY OF THE AGENT'S COUNSEL OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDERS, NOR THE AGENT OR ANY OF THE AGENT'S COUNSEL OR THE LENDERS' COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

      IN WITNESS WHEREOF, the Borrower, the Agent and Lenders have caused this agreement to be effective as of the day and year set forth above.

                                    BORROWER:
Witnesses:                          TODHUNTER INTERNATIONAL, INC., a
                                    Delaware corporation

/s/ D. Guy Guenthner                By: /s/ A. Kenneth Pincourt, Jr.
------------------------------         ----------------------------------------
Print Name: D. Guy Guenthner            A. Kenneth Pincourt, Jr.
           -------------------
                                    Its: Chairman of the Board of Directors/CEO

/s/ Edward A. Kay
------------------------------
Print Name: Edward A. Kay
           -------------------

STATE OF
COUNTY OF

      The foregoing instrument was acknowledged before me this 29th day of May, 2001 by A. Kenneth Pincourt, Jr., as Chairman of the Board of Directors/CEO of Todhunter International, Inc. a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced ____________________ (type of identification) as identification.

                                    /s/ Edward A. Kay
                                    -------------------------------------------
                                    NOTARY PUBLIC, STATE OF

                                    Edward A. Kay, Commission # CC 934433
                                    -------------------------------------------
                                    (Print, Type or Stamp Commissioned Name
                                    of Notary Public)

                                          THE AGENT:

                                          SOUTHTRUST BANK, FORMERLY KNOWN AS
                                          SOUTHTRUST BANK, NATIONAL ASSOCIATION

Witnesses:


/s/ Antonio Duboy                         By: /s/ D. Guy Guenthner
------------------------------               ----------------------------------
Print Name: Antonio Duboy                 Print Name: D. Guy Guenthner
           -------------------                       --------------------------
                                          Title: Senior Vice President
                                                -------------------------------

/s/ Michael Simm
Print Name: Michael Simm
           -------------------

STATE OF Florida
COUNTY OF Broward

      The foregoing instrument was acknowledged before me this 29th day of May, 2001 by D. Guy Guenthner, as Sr. Vice Pres. of SouthTrust Bank, on behalf of the bank. He/she is personally known to me or has produced ____________________ (type of identification) as identification.

                                    /s/ Linda C. Verdi
                                    -------------------------------------------
                                    NOTARY PUBLIC, STATE OF

                                    Linda C. Verdi, Commission # CC706113
                                    -------------------------------------------
                                    (Print, Type or Stamp Commissioned Name of
                                    Notary Public)

                                          THE LENDERS:

                                          SOUTHTRUST BANK, FORMERLY KNOWN AS
                                          SOUTHTRUST BANK, NATIONAL ASSOCIATION

Witnesses:

/s/ Antonio Duboy                         By: /s/ D. Guy Guenthner
------------------------------               ----------------------------------
Print Name: Antonio Duboy                 Print Name: D. Guy Guenthner
           -------------------                       --------------------------
                                          Title: Senior Vice President
                                                -------------------------------

/s/ Michael Simm
Print Name: Michael Simm
           -------------------

STATE OF Florida
COUNTY OF Broward

      The foregoing instrument was acknowledged before me this 29th day of May, 2001 by D. Guy Guenthner, as Senior Vice Pres. of SouthTrust Bank, on behalf of the bank. He/she is personally known to me or has produced ____________________ (type of identification) as identification.

                                    /s/ Linda C. Verdi
                                    -------------------------------------------
                                    NOTARY PUBLIC, STATE OF

                                    Linda C. Verdi, Commission # CC706113
                                    -------------------------------------------
                                    (Print, Type or Stamp Commissioned Name of
                                    Notary Public)

                                          FIRST UNION NATIONAL BANK

Witnesses:

/s/ Denise H. Murphy                      By: /s/ David F. Abee
------------------------------            -------------------------------------
Print Name: Denise H. Murphy              Print Name: David F. Abee
           -------------------                       --------------------------
                                          Title: Vice President
                                                -------------------------------

/s/ Cassandra Griffith
------------------------------
Print Name: Cassandra Griffith

STATE OF
COUNTY OF

      The foregoing instrument was acknowledged before me this 22nd day of May, 2001 by David F. Abee, as ________________ of First Union National Bank, on behalf of the bank. He/she is personally known to me or has produced ____________________ (type of identification) as identification.

                                    /s/ Laura S. Forbes
                                    -------------------------------------------
                                    NOTARY PUBLIC, STATE OF

                                    Laura S. Forbes, Commission # CC724926
                                    -------------------------------------------
                                    (Print, Type or Stamp Commissioned Name of
                                    Notary Public)

                                      SUNTRUST BANK, FORMERLY KNOWN AS SUNTRUST
                                      BANK, SOUTH FLORIDA, N.A.

Witnesses:

/s/ Michael Miller                    By: /s/ Jeffrey S. Wolfe
------------------------------           --------------------------------------
Print Name: Michael Miller            Print Name: Jeffrey S. Wolfe
           -------------------                   ------------------------------
                                      Title: Vice President
                                            -----------------------------------

/s/ Doreen Fischer
------------------------------
Print Name: Doreen Fischer
           -------------------

STATE OF Florida
COUNTY OF Palm Beach

      The foregoing instrument was acknowledged before me this 30th day of May, 2001 by Jeffrey S. Wolfe, as Vice President of SunTrust Bank, on behalf of the bank. He/she is personally known to me or has produced
____________________ (type of identification) as identification.

                                    /s/ Leticia R. Morgan
                                    -------------------------------------------
                                    NOTARY PUBLIC, STATE OF

                                    Leticia R. Morgan, Commission # CC987894
                                    -------------------------------------------
                                    (Print, Type or Stamp Commissioned Name of
                                    Notary Public)

                                       NATIONAL CITY BANK , NATIONAL ASSOCIATION

Witnesses:

/s/ Ellen M. Brown                     By: /s/ Kelly L. Moyer
------------------------------            -------------------------------------
Print Name: Ellen M. Brown             Print Name: Kelly L. Moyer
           -------------------                    -----------------------------
                                       Title: Vice President
                                             ----------------------------------

/s/ Marilyn Martinez
------------------------------
Print Name: Marilyn Martinez

STATE OF OHIO
COUNTY OF

      The foregoing instrument was acknowledged before me this 24th day of May, 2001 by Kelly L. Moyer, as Vice Pres. of National City Bank, National Association, on behalf of the bank. He/she is personally known to me or has produced N/A (type of identification) as identification.

                                /s/ Janet R. Jack
                                -----------------------------------------------
                                NOTARY PUBLIC, STATE OF OHIO

                                Janet R. Jack, Commission Expires June 16, 2004
                                -----------------------------------------------
                                (Print, Type or Stamp Commissioned Name of
                                Notary Public)

                                          BARCLAYS BANK, P.L.C.

Witnesses:

                                          By: /s/ Sergio Cuervo
------------------------------               ----------------------------------
Print Name:                               Print Name: Sergio Cuervo
           -------------------                       --------------------------
                                          Title: Director
                                                -------------------------------

/s/ Gisela Castellanos
------------------------------
Print Name: Gisela Castellanos

STATE OF
COUNTY OF

      The foregoing instrument was acknowledged before me this 25th day of May, 2001 by Sergio Cuervo, as Director of Barclays Bank, P.L.C., on behalf of the bank. He/she is personally known to me or has produced personally known (type of identification) as identification.

                                    /s/ Gisela Castellanos
                                    -------------------------------------------
                                    NOTARY PUBLIC, STATE OF

                                    Gisela Castellanos, Commission # CC 888343
                                    -------------------------------------------
                                    (Print, Type or Stamp Commissioned Name of
                                    Notary Public)